UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 28, 2020

PolyOne Corporation
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center
33587 Walker Road
Avon Lake, Ohio 44012
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (440) 930-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $.01 per share	POL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

As previously disclosed, on December 19, 2019, PolyOne Corporation ("PolyOne") entered into a definitive share purchase agreement (the “Agreement”) with Clariant AG (“Clariant”), and a wholly owned subsidiary of PolyOne (“PolyOne India”) entered into a definitive business transfer agreement (the “BTA”) with Clariant Chemicals (India) Limited, an indirect majority-owned subsidiary of Clariant (“Clariant India”). Pursuant to the Agreement and the BTA, PolyOne has agreed to acquire the masterbatch business of Clariant (the “Masterbatches Business of Clariant Ltd”).

The audited combined financial statements of the Masterbatches Business of Clariant Ltd, which comprise the combined balance sheets as of December 31, 2018 and 2017, the related combined statements of income, statements of comprehensive income, statements of changes in equity and statements of cash flows for the years then ended and related notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

The unaudited interim combined financial statements of the Masterbatches Business of Clariant Ltd, which comprise the combined balance sheets as of September 30, 2019 and December 31, 2018, the related combined statements of income, statements of comprehensive income, statements of changes in equity and statements of cash flows for the nine-month periods ended September 30, 2019 and 2018 and related notes thereto, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

The unaudited pro forma condensed combined balance sheet as of September 30, 2019 and the unaudited pro forma condensed combined statements of income for the year ended December 31, 2018 and the nine months ended September 30, 2019 giving effect to PolyOne’s acquisition of the Masterbatches Business of Clariant Ltd and the previously announced divestiture of the Company's Performance Products and Solutions business segment are filed as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Number	Exhibit
23.1	Consent of PricewaterhouseCoopers AG
99.1	Audited Combined Financial Statements of the Masterbatches Business of Clariant Ltd
99.2	Unaudited Interim Combined Financial Statements of the Masterbatches Business of Clariant Ltd
99.3	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYONE CORPORATION

By: /s/ Bradley C. Richardson

Name: Bradley C. Richardson
Title: Executive Vice President and Chief Financial Officer
Dated: January 28, 2020